EXHIBIT 10.2

                               AMENDMENT NO. 1 TO
                             THE PURCHASE AGREEMENT

         This Amendment No. 1 to the Purchase Agreement dated as of May 25, 2005 (this "Amendment") to that certain Purchase Agreement, dated March 30, 2005 (the "Original Agreement"), by and among International Displayworks, Inc., a Delaware corporation ("IDW"); International Displayworks (Hong Kong) Limited, a Hong Kong company and a wholly owned subsidiary of IDW ("IDW HK"); Three-Five Systems, Inc., a Delaware corporation ("TFS"); TFS International, Ltd., a company formed under the laws of Bermuda and a wholly owned subsidiary of TFS ("TFSI"); and Three-Five Systems (Beijing) Co., Ltd., a corporate entity formed under the laws of the People's Republic of China and a wholly owned subsidiary of TFSI ("TFSB"). IDW, IDW HK, TFS, TFSB, and TFSI are referred to individually herein as a "Party" and collectively herein as the "Parties."). Capitalized terms used herein and not otherwise defined shall have the meaning assigned in the Original Agreement.

                                   WITNESSETH:

         WHEREAS, the Parties desire to clarify, amend and restate certain terms and conditions as provided for herein with an effective date as set forth below.

         NOW, THEREFORE, for and in consideration of the mutual promises and conditions made herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

         1. Designated Assets. The term "Designated Assets" set forth under
Section 1 of the Original Agreement is hereby amended in its entirety to read as follows:

          "Designated Assets" means all right, title, and interest in and to (a) all TFT tooling and related documents for business conducted by TFSB, and
     (b) all of the assets of Three-Five Systems, Pacific, Inc., TFS Manila as set forth in Exhibit A, unless owned by TFSB."

          Accordingly, Exhibit A-Designated Assets of the Original Agreement is hereby amended to include "all TFT tooling and related documents."

         2. Inventory. Section 2(c)(iii) of the Original Agreement is hereby amended in its entirety to read as follows:

          "(iii) Inventory Payment. All inventory shall be transferred to IDW at Closing and all transferred inventory shall be tracked by IDW. Under no circumstances shall IDW be obligated to use any of the transferred inventory. Notwithstanding the foregoing, IDW shall be required to use each line item of the transferred inventory before it uses any newly purchased identical inventory line item. In the event, IDW uses the transferred inventory it may use such inventory without any payment to TFS so long as the value of the used inventory does not exceed $2 million ("Initial Inventory"). The inventory shall be valued at the market value of the inventory when consumed. For any used inventory in excess of the Initial Inventory, IDW shall pay TFS for the used inventory at the market value when consumed. Commencing on the Closing Date and terminating one (1) year from the Closing Date (the "Anniversary Date"), IDW shall track the inventory used during each ninety (90) day period. After each ninety (90) day period ("Inventory Audit Period"), IDW shall identify the amount of inventory used during such period, if any, and make a payment to TFS for any used inventory in excess of the Initial Inventory ("Inventory Payment"). If TFS desires to review any information relating to the Inventory Payment or lack thereof, for a period of thirty (30) days from the end of the respective Inventory Audit Period, TFS shall have the right to review such information at IDW's corporate office in Roseville,

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     California,  provided,  however,  (i) TFS shall provide IDW with reasonable prior written notice, (ii) the review shall take place in person at a reasonable time and in a manner so as not to interfere with the normal operations of IDW, (iii) no copies of any documents shall be made without the prior written consent of IDW, (iv) any such review will be subject to supervision by IDW, and (v) TFS shall bear the sole expense of any such review. All information relating to IDW that is not known to the public or identified by IDW as confidential shall be deemed "confidential." In connection with any confidential information of IDW or IDW HK, TFS shall not disclose or use the confidential information for any purpose or in any manner whatsoever and shall execute a confidential non-disclosure agreement at IDW's request. At the end of the one year period, at the election of TFS, IDW will ship and transfer all unused inventory to TFS at TFS sole expense."

         3. Assumption of Certain Liabilities. Section 2(a) of the Original Agreement is hereby amended in its entirety to read as follows:

          "(a) The Purchase. On and subject to the terms and conditions of this Agreement, TFS shall cause to be transferred to IDW HK, and IDW shall cause IDW HK to (i) acquire the TFSB Transferred Interest and the Designated Assets, and (ii) assume the liabilities set forth on Schedule C ("Assumed Liabilities") and cause to be executed a document evidencing such assignment of the Assumed Liabilities to IDW, which shall include any consents necessary to effectuate such an assignment."

4. Covenant. Section 5(d)(i)(D) of the Original Agreement is hereby amended in its entirety to read as follows:

          "To maintain separate schedules and records relating to the Continuing Business in order to allow verification of the results of the operations of the Continuing Business throughout the Earn-Out Period for purposes of calculating the Earn-Out. In connection therewith, forty-five (45) days after the end of each quarter, commencing with the quarter ending July 31, 2005, IDW shall provide TFS with a quarterly report (the "Quarterly Report") of the revenues generated by customers on specified products as set forth on Schedules 1 and 2; and customers not listed on Schedules 1 or 2 ("Category 3 Customers"). If TFS desires to review any information relating to a Quarterly Report, for a period of thirty (30) days from the end of the respective quarter, TFS shall have the right to review such information at IDW's corporate office in Roseville, California, provided, however, (i) TFS shall provide IDW with reasonable prior written notice,
     (ii) the review shall take place in person at a reasonable time and in a manner so as not to interfere with the normal operations of IDW, (iii) no copies of any documents shall be made without the prior written consent of IDW, (iv) any such review will be subject to supervision by IDW, and (v) TFS shall bear the sole expense of any such review. All information relating to IDW that is not known to the public or identified by IDW as confidential shall be deemed "confidential." In connection with any confidential information of IDW or IDW HK, TFS shall not disclose or use the confidential information for any purpose or in any manner whatsoever and shall execute a confidential non-disclosure agreement at IDW's request."

         5. Effect of Amendment. Except as expressly amended hereby, the Original Agreement is in all respects ratified and confirmed, and all the terms, conditions and provisions thereof shall remain in full force and effect. To the extent that there are any inconsistencies between this Amendment and the Original Agreement, the terms and provisions of this Amendment shall control.

         6. Retroactive Effect. The foregoing amendments shall have effect retroactive as of execution and delivery of the Original Agreement on March 30, 2005.
         7. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall be deemed to constitute one instrument.

         8. Facsimile. Executed copies of this Amendment may be exchanged via facsimile, and such signatures shall be deemed as originals.
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         IN WITNESS WHEREOF, this Amendment is executed and appended to the
Original Agreement as of the effective date set forth above.

                             International Displayworks, Inc.
                             a Delaware corporation

                             By: __________________________
                             Name:________________________
                             Title:_________________________


                             International Displayworks (Hong Kong) Limited, a Hong Kong company

                             By: __________________________
                             Name:________________________
                             Title:_________________________


                             Three-Five Systems, Inc.,
                             a Delaware corporation

                             By: __________________________
                             Name:________________________
                             Title:_________________________

                             TFS International, Ltd.,
                             a company formed under the laws of Bermuda

                             By: __________________________
                             Name:________________________
                             Title:_________________________

                             Three-Five Systems (Beijing) Co., Ltd.,
                             a corporate entity formed under the laws of the People's Republic of China

                             By: __________________________
                             Name:________________________
                             Title:_________________________